UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22338

Legg Mason Global Asset Management Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: September 30

Date of reporting period: September 30, 2015

ITEM 1.	REPORT TO STOCKHOLDERS

The Annual Report to Stockholders is filed herewith.

Annual Report	September 30, 2015

QS BATTERYMARCH

INTERNATIONAL

EQUITY FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks maximum long-term total return.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of QS Batterymarch International Equity Fund for the twelve-month reporting period ended September 30, 2015. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

I am pleased to introduce myself as the new President and Chief Executive Officer of the Fund, succeeding Kenneth D. Fuller. I am honored to have been appointed to my new role. During my 27 year career with Legg Mason, I have seen the investment management industry evolve and expand. Throughout these changes, maintaining an unwavering focus on our shareholders and their needs has remained paramount.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

October 30, 2015

II	QS Batterymarch International Equity Fund

Investment commentary

Economic review

The pace of U.S. economic activity was mixed during the twelve months ended September 30, 2015 (the “reporting period”). Looking back, the U.S. Department of Commerce’s revised figures showed that fourth quarter 2014 U.S. gross domestic product (“GDP”)i growth was 2.1%. First quarter 2015 GDP growth then moderated to 0.6%. This was attributed to a number of factors, including a deceleration in personal consumption expenditures (“PCE”), along with negative contributions from exports, nonresidential fixed investment, and state and local government spending. Economic activity then accelerated, as second quarter GDP growth was 3.9%. The upturn was driven by increasing exports, accelerating PCE, declining imports, expanding state and local government spending, and rising nonresidential fixed investment. The U.S. Department of Commerce’s initial reading for third quarter 2015 GDP growth — released after the reporting period ended — was 1.5%. Decelerating growth was primarily due to a downturn in private inventory investment and decelerations in exports, nonresidential fixed investment, PCE, state and local government spending, and residential fixed investment.

The labor market was a tailwind for the economy during the reporting period. When the period began, unemployment was 5.7%, as reported by the U.S. Department of Labor. By September 2015, unemployment was 5.1%, equaling its lowest level since April 2008.

Turning to the global economy, in its October 2015 World Economic Outlook Update, released after the close of the reporting period, the International Monetary Fund (“IMF”) said “Prospects across the main countries and regions remain uneven. Relative to last year, the recovery in advanced economies is expected to pick up slightly, while activity in emerging market and developing economies is projected to slow for the fifth year in a row, primarily reflecting weaker prospects for some large emerging market economies and oil-exporting countries.” From a regional perspective, the IMF projects that 2015 growth in the Eurozone will be 1.5%, versus 0.9% in 2014. Japan’s economy is expected to expand 0.6% in 2015, compared to a contraction of -0.1% in 2014. Elsewhere, the IMF said that overall growth in emerging market countries will decelerate in 2015, with growth of 4.0% versus 4.6% in 2014.

The Federal Reserve Board (“Fed”)ii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As it has since December 2008, the Fed maintained the federal funds rateiii at a historically low range between zero and 0.25% during the twelve months ended September 30, 2015. However, in October 2014 the Fed ended its asset purchase program that was announced in December 2012. In December 2014, the Fed said that “it can be patient in beginning to normalize the stance of monetary policy.” At its meeting that concluded on July 29, 2015, the Fed said “The Committee currently anticipates that, even after employment and inflation are near mandate-consistent levels, economic conditions may, for some time, warrant keeping the target federal funds rate below levels the Committee views as normal in the longer run.” At its meeting that ended on September 17, 2015, the Fed decided to maintain the target between zero and 0.25%. Finally, at its meeting that concluded

QS Batterymarch International Equity Fund	III

Investment commentary (cont’d)

on October 28, 2015, after the close of the reporting period, the Fed said, “In determining whether it will be appropriate to raise the target range at its next meeting, the Committee will assess progress — both realized and expected — toward its objectives of maximum employment and 2 percent inflation.”

Given the economic challenges in the Eurozone, the European Central Bank (“ECB”)iv took a number of actions to stimulate growth and ward off deflation. The ECB reduced rates in June and September 2014. Then, in January 2015 the ECB announced that, beginning in March 2015, it would start a €60 billion-a-month bond buying program that is expected to run until September 2016. In other developed countries, the Bank of England kept rates on hold at 0.50% during the reporting period, as did Japan at a range of zero to 0.10%, its lowest level since 2006. At the end of October 2014, the Bank of Japan announced that it would increase its asset purchases between 10 trillion yen and 20 trillion yen ($90.7 billion to $181.3 billion) to approximately 80 trillion yen ($725 billion) annually, in an attempt to stimulate growth. Elsewhere, after holding rates steady at 6.0% since July 2012, the People’s Bank of China lowered rates five times from November 23, 2014 to August 25, 2015. On October 23, 2015, after the reporting period ended, China’s central bank again cut rates, pushing them down to 4.35%.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

October 30, 2015

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

IV	QS Batterymarch International Equity Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s investment objective is maximum long-term total return. We, at QS Batterymarch Financial Management, Inc. (“QS Batterymarch”), the Fund’s subadviser, currently intend to invest substantially all of the Fund’s assets in non-U.S. equity securities. Our primary focus is value added through stock selection, with a secondary focus on region, country and sector allocation.

QS Batterymarch’s stock selection process for the developed markets portion of the Fund’s portfolio uses a quantitative bottom-up approach to assess the relative attractiveness of stocks from multiple perspectives based primarily on their underlying fundamentals. Our bottom-up strategy incorporates rigorous stock selection, risk control procedures and cost-efficient trading. Using a proprietary stock selection model, we objectively analyze on a daily basis the relative attractiveness of a broad universe of stocks with a historical record of liquidity across dimensions traditionally followed by fundamental investors. The result is a comprehensive relative ranking of all investable stocks, which we use to dynamically construct and trade the portfolio. Region and sector allocations are based on rankings generated by our proprietary region and sector models. The three largest regions we currently plan to invest in are continental Europe, the United Kingdom (“UK”) and Japan.

The Fund may invest up to 35% of its total assets in securities of emerging market issuers. Our investment strategy for the emerging markets portion of the Fund represents a distinctive combination of tested quantitative methodology and traditional fundamental analysis. The emerging markets allocation focuses on higher quality dominant companies that we believe have strong growth prospects and reasonable valuations.

The Fund’s investment portfolio will normally be diversified across a broad range of regions and industry sectors, consistent with managing risk while pursuing the objective of maximum total return. We may also seek to enhance portfolio returns through active currency hedging strategies and may invest in derivative instruments to do so. The Fund is not limited in the amount of its total assets that may be denominated in a single currency or invested in securities of issuers located in a single country. The Fund may invest in debt securities to a limited extent, including debt of foreign companies and foreign governments (“sovereign debt”).

Q. What were the overall market conditions during the Fund’s reporting period?

A. For the twelve months reporting period ending September 30, 2015, all regions and virtually all sectors were in negative territory despite a solid start to the period. For the fourth quarter of 2014, global equities advanced modestly, as market watchers appeared to be balancing optimism for the U.S. and Japanese economies with concerns over a weakening Europe and geopolitical turmoil globally.

Over the remainder of the period, investor concerns regarding global growth, political tensions, and plunging oil prices led to increased volatility across markets. Early in 2015, Greece selected an anti-austerity government and oil prices continued to

QS Batterymarch International Equity Fund 2015 Annual Report	1

Fund overview (cont’d)

slide. However, global equities continued to advance until the last week of June 2015 when global markets declined on halted negotiations between the European Central Bank (“ECB”)i and Greece, as well as a steep drop in the Chinese stock market, which had rallied through May 2015. While a July 5, 2015 referendum in Greece brought a cash-for-reform deal, economic sentiment there hit its lowest level in almost three years, hurt by banking restrictions and political uncertainty in the country.

Global equities declined across all regions and sectors for the final quarter of the reporting period in reaction to China’s slowdown and commodity price declines. Developed markets began the quarter on a positive note as a deal was reached between Greece and its creditors, resolution on a nuclear deal with Iran appeared to be imminent, and economic data was better than expected. By August 2015, though, investors across the globe sold off equities in reaction to several events, including China’s depreciation of its currency, which dropped by over 4% compared with the U.S. dollar during the second week, and continued pressure on commodity prices. On September 17, 2015, the Federal Reserve Board (“Fed”)ii announced it was keeping the fed funds rateiii unchanged, causing investors to speculate that global growth was far weaker than anticipated.

Japan outperformed the market overall, benefiting from both monetary and fiscal policy that is tilted towards increasing gross domestic product (“GDP”)iv growth and softening restrictive labor market policies. In addition, there have been improvements at the micro level; individual companies seem to be finally acknowledging the need to generate appropriate returns for shareholders and taking steps to improve return-on-equities.

Japan saw the largest declines of the developed markets in the final quarter of the reporting period, as its economy began growing more slowly on weak business investment and consumer spending. Still, continued support from the central bank and increased attention to generating appropriate returns for shareholders should support the local market. Corporate profits are actually very healthy, and other indicators (like wage growth, employment and real estate prices) are positive.

Continental Europe experienced volatility throughout the period, often as a result of changing prospects for a resolution with Greece. Early 2015 saw the benefits of an announcement of quantitative easing and improved employment and manufacturing data. While talks broke down between the ECB and Greece in June 2015 before the July 5th referendum, for much of the second quarter of 2015 equity inflows continued, as the economic outlook for Germany and a number of other markets, including Spain and France, looked promising. European markets declined over 8% in the final quarter, with Greece plunging in the aftermath of its unpopular bailout plan and an influx of refugees from the Middle East conflicts. Economic data continued to be mixed, with economies like Germany, Ireland and Spain continuing to see solid improvement, but Italy and France continuing to disappoint. At the aggregate level, Europe continued to recover at a slow pace, and debt levels generally remain high, all but guaranteeing continued aid from the ECB.

2	QS Batterymarch International Equity Fund 2015 Annual Report

The UK underperformed the other major markets for the twelve-month reporting period, despite a victory for the standing conservative government in May 2015 which was viewed as a positive for investors. While gains were broad based in the second quarter of 2015, at the end of the reporting period, Materials, Industrials and Banks had steep declines. The Bank of England is considering raising rates, as inflation is rising amid strong housing gains.

Across regions, the Energy sector was hard hit given plunging oil prices. The Materials sector suffered as well. Not surprisingly, the resource-based Australia, New Zealand and Canada regions had the weakest returns globally, as commodities were weak.

Q. How did we respond to these changing market conditions?

A. We believe that fundamentals, the very basis of our investment process, will continue to be the primary driver of long-term returns. As a result, we continue to adhere to our investment philosophy while continuing to enhance our process to address sustainable market shifts. We also believe that integrated risk management is an important element of portfolio construction and our investment process will continue to reflect these long-held views. We strongly believe, particularly during times of extreme market volatility, in the value of a broadly diversified, rules-based, risk-controlled process.

Much of our research over the past several years has been focused on developing tools to help us navigate extreme market environments. As a result of this research, we’ve made several enhancements to our process including the addition of monitoring tools to identify risk in our stock selection models, particularly with regards to factor selection, as well as macro-level tools to identify regimes that are more favorable/ unfavorable toward certain factor strategies. These tools allow us not only to follow our historical bottom-up stock ranking methodology, but also to identify extremes so we can step in to intervene if necessary.

Performance review

For the twelve months ended September 30, 2015, Class C shares of QS Batterymarch International Equity Fund, excluding sales charges, returned -4.50%. The Fund’s unmanaged benchmark, the MSCI EAFE Index, returned -8.66% for the same period. The Lipper International Multi-Cap Core Funds Category Average1 returned -8.16% over the same time frame.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve month period ended September 30, 2015, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 389 funds for in the Fund’s Lipper category, and excluding sales charges.

QS Batterymarch International Equity Fund 2015 Annual Report	3

Fund overview (cont’d)

Performance Snapshot as of September 30, 2015 (unaudited)
(excluding sales charges)	6 months	12 months
QS Batterymarch International Equity Fund:
Class A	-7.06%	-3.72%
Class C	-7.48%	-4.50%
Class FI	-7.08%	-3.78%
Class R	-7.26%	-4.03%
Class I	-6.96%	-3.47%
Class IS	-6.90%	-3.37%
MSCI EAFE Index	-9.68%	-8.66%
Lipper International Multi-Cap Core Funds Category Average[1]	-9.10%	-8.16%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated February 1, 2015, as supplemented August 7, 2015, the gross total annual operating expense ratios for Class A, Class C, Class FI, Class R, Class I and Class IS shares were 1.37%, 2.18%, 1.44%, 1.87%, 1.04% and 0.91%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets is not expected to exceed 1.30% for Class A shares, 2.05% for Class C shares, 1.30% for Class FI shares, 1.55% for Class R shares, 0.95% for Class I shares and 0.85% for Class IS shares. In addition, total annual fund operating expenses for Class IS shares will not exceed total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended September 30, 2015, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 400 funds for the six-month period and among the 389 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

4	QS Batterymarch International Equity Fund 2015 Annual Report

annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. Stock selection overall was the leading contributor to performance, particularly in continental Europe and the UK. In continental Europe, stock selection added value in virtually all sectors, led by Utilities, Industrials and Banks. Stock selection was also strong in the Industrials sector in Japan, Australia, New Zealand and Canada overall. At the individual security level, the primary contributor was not owning embattled mining giant Glencore plc., which had a negative return in the benchmark of over 70%, on weak pricing and heavy debts. Owning non-benchmark NXP Semiconductors NV also contributed. The company makes the near-field communication chips for iPhones and Apple Pay, and analysts expect its revenue to grow at an above-industry level of 6% compound annual growth rate (“CAGR”)v over the next few years. Overweighting British residential property developer Barratt Developments PLC also contributed, returning over 50% for the period held, as the UK experiences a solid housing recovery. An overweight to Japan was also a contributor, given that it fared better than the benchmark overall.

Q. What were the leading detractors from performance?

A. The leading detractor from relative performance was region and sector allocation, notably an overweight to Australia, New Zealand and Canada Materials, whose return was the laggard in the benchmark. Exposure to emerging markets, which are not in the benchmark, also detracted, as did an underweight to continental Europe. At the individual securities level, the primary detractors were several small holdings that are not in the benchmark. Canadian oil & gas producer Encana Corporation underperformed along with oil prices. Tata Motors Limited of India suffered from exposure to slowing Chinese auto sales, and Mexican conglomerate Alfa, S.A.B. declined due to general commodity/oil exposure.

Thank you for your investment in QS Batterymarch International Equity Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

QS Batterymarch Financial Management, Inc.

October 20, 2015

RISKS: International investments are subject to special risks including currency fluctuations, as well as social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. The securities markets of emerging market countries are substantially smaller, less developed, less liquid and more volatile than securities markets of the U.S. and more developed countries. The Fund may engage in derivative transactions, which involve special risks and costs and may increase losses and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

QS Batterymarch International Equity Fund 2015 Annual Report	5

Fund overview (cont’d)

Portfolio holdings and breakdowns are as of September 30, 2015, and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of September 30, 2015 were: Nestle SA, Registered Shares (1.8%), Novartis AG, Registered Shares (1.6%), Royal Dutch Shell PLC, Class A Shares (1.4%), Roche Holding AG (1.4%), Sanofi (1.2%), Novo Nordisk A/S, Class B Shares (1.2%), Toyota Motor Corp. (1.1%), Lloyds Banking Group PLC (1.0%), HSBC Holdings PLC (1.0%) and UBS Group AG (0.9%). Please refer to pages 12 through 21 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of September 30, 2015 were: Financials (25.2%), Consumer Discretionary (13.8%), Health Care (12.6%), Industrials (11.9%) and Consumer Staples (8.2%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

[v]	The compound annual growth rate (“CAGR”) is the mean annual growth rate of an investment over a specified period of time longer than one year.

6	QS Batterymarch International Equity Fund 2015 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of September 30, 2015 and September 30, 2014. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

QS Batterymarch International Equity Fund 2015 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on April 1, 2015 and held for the six months ended September 30, 2015.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	-7.06%	$1,000.00	$929.40	1.23%	$5.95	Class A	5.00%	$1,000.00	$1,018.90	1.23%	$6.23
Class C	-7.48	1,000.00	925.20	2.08	10.04	Class C	5.00	1,000.00	1,014.64	2.08	10.50
Class FI	-7.08	1,000.00	929.20	1.33	6.43	Class FI	5.00	1,000.00	1,018.40	1.33	6.73
Class R	-7.26	1,000.00	927.40	1.58	7.63	Class R	5.00	1,000.00	1,017.15	1.58	7.99
Class I	-6.96	1,000.00	930.40	0.93	4.50	Class I	5.00	1,000.00	1,020.41	0.93	4.71
Class IS	-6.90	1,000.00	931.00	0.85	4.11	Class IS	5.00	1,000.00	1,020.81	0.85	4.31

8	QS Batterymarch International Equity Fund 2015 Annual Report

[1]	For the six months ended September 30, 2015.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), then divided by 365.

QS Batterymarch International Equity Fund 2015 Annual Report	9

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class FI	Class R	Class I	Class IS
Twelve Months Ended 9/30/15	-3.72%	-4.50%	-3.78%	-4.03%	-3.47%	-3.37%
Five Years Ended 9/30/15	4.47	3.69	4.47	4.17	4.82	4.91
Ten Years Ended 9/30/15	N/A	1.19	1.92	N/A	2.28	N/A
Inception* through 9/30/15	8.01	—	—	-1.53	—	0.42

With sales charges[2]	Class A	Class C	Class FI	Class R	Class I	Class IS
Twelve Months Ended 9/30/15	-9.22%	-5.44%	-3.78%	-4.03%	-3.47%	-3.37%
Five Years Ended 9/30/15	3.24	3.69	4.47	4.17	4.82	4.91
Ten Years Ended 9/30/15	N/A	1.19	1.92	N/A	2.28	N/A
Inception* through 9/30/15	7.06	—	—	-1.53	—	0.42

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 2/3/09 through 9/30/15)	67.08%
Class C (9/30/05 through 9/30/15)	12.52
Class FI (9/30/05 through 9/30/15)	20.98
Class R (Inception date of 12/28/06 through 9/30/15)	-12.60
Class I (9/30/05 through 9/30/15)	25.25
Class IS (Inception date of 8/4/08 through 9/30/15)	3.02

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, C, FI, R, I and IS shares are February 3, 2009, February 17, 1995, May 16, 2003, December 28, 2006, May 5, 1998 and August 4, 2008, respectively.

10	QS Batterymarch International Equity Fund 2015 Annual Report

Historical performance

Value of $10,000 invested in

Class C Shares of QS Batterymarch International Equity Fund vs. MSCI EAFE Index† — September 2005 - September 2015

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class C shares of QS Batterymarch International Equity Fund on September 30, 2005, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through September 30, 2015. The hypothetical illustration also assumes a $10,000 investment in the MSCI EAFE Index. The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class C shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

QS Batterymarch International Equity Fund 2015 Annual Report	11

Schedule of investments

September 30, 2015

QS Batterymarch International Equity Fund

Security	Shares	Value
Common Stocks — 98.1%
Consumer Discretionary — 13.8%
Auto Components — 1.6%
Faurecia	28,479	$887,722	(a)
Linamar Corp.	20,900	1,095,508
NHK Spring Co., Ltd.	110,400	1,073,128	(a)
NOK Corp.	64,700	1,400,757	(a)
Nokian Renkaat OYJ	30,999	1,004,895	(a)
Total Auto Components		5,462,010
Automobiles — 3.1%
Daimler AG, Registered Shares	28,349	2,054,991	(a)
Fuji Heavy Industries Ltd.	59,900	2,167,583	(a)
Peugeot SA	80,608	1,217,771	*(a)
Renault SA	17,924	1,287,594	(a)
Toyota Motor Corp.	65,875	3,874,395	(a)
Total Automobiles		10,602,334
Distributors — 0.4%
Inchcape PLC	129,100	1,407,817	(a)
Hotels, Restaurants & Leisure — 0.5%
Carnival PLC	33,255	1,716,515	(a)
Household Durables — 4.1%
Casio Computer Co., Ltd.	88,200	1,609,072	(a)
Electrolux AB	45,100	1,276,030	(a)
Haseko Corp.	66,300	754,373	(a)
Iida Group Holdings Co., Ltd.	97,900	1,533,398	(a)
JM AB	31,100	835,900	(a)
Panasonic Corp.	147,600	1,498,445	(a)
Persimmon PLC	51,248	1,561,500	(a)
Sekisui Chemical Co., Ltd.	119,000	1,253,432	(a)
Sony Corp.	66,200	1,618,685	(a)
Taylor Wimpey PLC	634,710	1,883,007	(a)
Total Household Durables		13,823,842
Leisure Products — 0.9%
Bandai Namco Holdings Inc.	65,700	1,530,215	(a)
FUJIFILM Holdings Corp.	36,700	1,377,014	(a)
Total Leisure Products		2,907,229
Media — 2.1%
Altice NV, Class A Shares	37,044	775,083	*
Altice NV, Class B Shares	12,348	275,470	*

See Notes to Financial Statements.

12	QS Batterymarch International Equity Fund 2015 Annual Report

QS Batterymarch International Equity Fund

Security	Shares	Value
Media — continued
Mediaset Espana Comunicacion SA	108,204	$1,181,832	(a)
Mediaset SpA	225,892	1,041,181	(a)
Sky PLC	65,675	1,039,249	(a)
Vivendi	41,413	980,450	(a)
WPP PLC	87,546	1,823,130	(a)
Total Media		7,116,395
Multiline Retail — 0.4%
Dollarama Inc.	17,800	1,202,184
Textiles, Apparel & Luxury Goods — 0.7%
Pandora A/S	19,600	2,293,135	(a)
Total Consumer Discretionary		46,531,461
Consumer Staples — 8.2%
Beverages — 0.8%
Anheuser-Busch InBev NV	16,815	1,785,990	(a)
Britvic PLC	88,416	909,122	(a)
Total Beverages		2,695,112
Food & Staples Retailing — 2.1%
Alimentation Couche-Tard Inc., Class B Shares	39,300	1,807,299
Distribuidora Internacional de Alimentacion SA	126,035	761,773	(a)
Koninklijke Ahold NV	103,944	2,028,717	(a)
Tsuruha Holdings Inc.	13,400	1,157,375	(a)
William Morrison Supermarkets PLC	510,121	1,285,134	(a)
Total Food & Staples Retailing		7,040,298
Food Products — 2.1%
Nestle SA, Registered Shares	80,852	6,088,681	(a)
NH Foods Ltd.	50,000	1,023,321	(a)
Total Food Products		7,112,002
Household Products — 0.7%
Pigeon Corp.	47,200	1,108,163	(a)
Reckitt Benckiser Group PLC	15,031	1,364,380	(a)
Total Household Products		2,472,543
Personal Products — 0.6%
Unilever NV, CVA	52,697	2,120,753	(a)
Tobacco — 1.9%
British American Tobacco PLC	40,097	2,216,026	(a)
Imperial Tobacco Group PLC	57,723	2,987,638	(a)
Swedish Match AB	32,700	989,941	(a)
Total Tobacco		6,193,605
Total Consumer Staples		27,634,313

See Notes to Financial Statements.

QS Batterymarch International Equity Fund 2015 Annual Report	13

Schedule of investments (cont’d)

September 30, 2015

QS Batterymarch International Equity Fund

Security	Shares	Value
Energy — 4.8%
Energy Equipment & Services — 0.8%
John Wood Group PLC	88,881	$828,601	(a)
Subsea 7 SA	126,790	953,837	*(a)
Transocean Ltd.	62,626	810,167	(a)
Total Energy Equipment & Services		2,592,605
Oil, Gas & Consumable Fuels — 4.0%
BG Group PLC	107,408	1,548,793	(a)
BP PLC	411,669	2,086,616	(a)
JX Holdings Inc.	386,800	1,400,285	(a)
Repsol SA	52,104	607,153	(a)
Royal Dutch Shell PLC, Class A Shares	204,218	4,849,305	(a)
Royal Dutch Shell PLC, Class B Shares	28,408	673,828	(a)
SK Innovation Co., Ltd.	14,721	1,227,646	*(a)
Total SA	28,659	1,292,093	(a)
Total Oil, Gas & Consumable Fuels		13,685,719
Total Energy		16,278,324
Financials — 25.2%
Banks — 10.5%
Banco Santander SA	181,194	964,801	(a)
Bank Hapoalim Ltd.	139,690	703,185	(a)
Bank Leumi Le-Israel	358,274	1,338,213	*(a)
BNP Paribas SA	48,388	2,849,363	(a)
Commonwealth Bank of Australia	24,762	1,274,087	(a)
Credit Agricole SA	78,709	903,107	(a)
Danske Bank A/S	62,195	1,881,204	(a)
DBS Group Holdings Ltd.	104,000	1,188,210	(a)
First Financial Holding Co., Ltd.	1,134,329	515,564	(a)
Hokuhoku Financial Group Inc.	521,000	1,199,171	(a)
HSBC Holdings PLC	425,968	3,222,358	(a)
Lloyds Banking Group PLC	2,891,167	3,295,853	(a)
Mitsubishi UFJ Financial Group Inc.	218,300	1,319,374	(a)
Mizuho Financial Group Inc.	1,431,800	2,689,433	(a)
National Bank of Canada	28,400	906,587
Resona Holdings Inc.	283,700	1,449,485	(a)
Royal Bank of Canada	14,400	796,235
Shinsei Bank Ltd.	448,000	925,393	(a)
Societe Generale SA	35,141	1,571,929	(a)
Standard Chartered PLC	141,499	1,375,639	(a)

See Notes to Financial Statements.

14	QS Batterymarch International Equity Fund 2015 Annual Report

QS Batterymarch International Equity Fund

Security	Shares	Value
Banks — continued
Sumitomo Mitsui Financial Group Inc.	45,300	$1,724,457	(a)
Sydbank AS	27,135	1,033,960	(a)
United Overseas Bank Ltd.	91,300	1,191,125	(a)
Westpac Banking Corp.	45,104	948,161	(a)
Total Banks		35,266,894
Capital Markets — 3.2%
3i Group PLC	196,200	1,387,762	(a)
Azimut Holding SpA	39,889	858,463	(a)
Deutsche Bank AG, Registered Shares	59,092	1,588,610	(a)
Intermediate Capital Group PLC	130,717	1,023,606	(a)
Julius Baer Group Ltd.	32,180	1,464,129	*(a)
Nomura Holdings Inc.	244,400	1,418,063	(a)
UBS Group AG	172,617	3,198,786	(a)
Total Capital Markets		10,939,419
Consumer Finance — 0.4%
ORIX Corp.	90,700	1,173,230	(a)
Diversified Financial Services — 0.5%
ING Group NV, CVA	122,438	1,738,092	(a)
Insurance — 8.0%
Ageas	29,500	1,210,948	(a)
Allianz SE, Registered Shares	13,307	2,085,677	(a)
AMP Ltd.	280,484	1,098,716	(a)
Assicurazioni Generali SpA	132,653	2,433,057	(a)
AXA SA	75,733	1,838,582	(a)
Dai-ichi Life Insurance Co., Ltd.	62,200	994,722	(a)
Direct Line Insurance Group PLC	296,537	1,685,313	(a)
Legal & General Group PLC	421,734	1,522,918	(a)
MS&AD Insurance Group Holdings Inc.	50,800	1,366,404	(a)
Muenchener Rueckversicherungs-Gesellschaft AG (MunichRe), Registered Shares	9,703	1,807,625	(a)
Prudential PLC	124,491	2,631,809	(a)
SCOR SE	50,201	1,803,094	(a)
Sony Financial Holdings Inc.	57,700	950,200	(a)
Swiss Life Holding	6,166	1,378,511	*(a)
Swiss Re AG	22,163	1,905,117	(a)
T&D Holdings Inc.	97,400	1,153,632	(a)
Tokio Marine Holdings Inc.	30,600	1,145,186	(a)
Total Insurance		27,011,511
Real Estate Management & Development — 2.6%
Cheung Kong Property Holdings Ltd.	207,016	1,517,189	(a)

See Notes to Financial Statements.

QS Batterymarch International Equity Fund 2015 Annual Report	15

Schedule of investments (cont’d)

September 30, 2015

QS Batterymarch International Equity Fund

Security	Shares	Value
Real Estate Management & Development — continued
China Overseas Land & Investment Ltd.	428,000	$1,308,954	(a)
CK Hutchison Holdings Ltd.	207,016	2,706,693	(a)
Hang Lung Properties Ltd.	469,000	1,055,409	(a)
Kerry Properties Ltd.	332,000	912,498	(a)
Wheelock & Co., Ltd.	288,000	1,254,937	(a)
Total Real Estate Management & Development		8,755,680
Total Financials		84,884,826
Health Care — 12.6%
Biotechnology — 0.4%
Actelion Ltd.	11,517	1,465,049	*(a)
Health Care Providers & Services — 1.1%
Medipal Holdings Corp.	89,000	1,417,677	(a)
Rhoen-Klinikum AG	42,300	1,196,261	(a)
Suzuken Co., Ltd.	31,000	1,035,932	(a)
Total Health Care Providers & Services		3,649,870
Life Sciences Tools & Services — 1.1%
ICON PLC	27,543	1,954,727	*
Lonza Group AG, Registered Shares	13,643	1,794,199	*(a)
Total Life Sciences Tools & Services		3,748,926
Pharmaceuticals — 10.0%
Astellas Pharma Inc.	128,000	1,661,707	(a)
AstraZeneca PLC	22,668	1,438,587	(a)
Bayer AG, Registered Shares	15,502	1,981,283	(a)
GlaxoSmithKline PLC	75,708	1,451,301	(a)
Novartis AG, Registered Shares	60,027	5,529,372	(a)
Novo Nordisk A/S, Class B Shares	74,695	4,020,405	(a)
Roche Holding AG	17,291	4,570,945	(a)
Sanofi	42,431	4,042,216	(a)
Shionogi & Co., Ltd.	43,000	1,545,652	(a)
Shire PLC	34,810	2,375,922	(a)
Sino Biopharmaceutical Ltd.	952,000	1,182,739	(a)
Teva Pharmaceutical Industries Ltd., ADR	43,717	2,468,262
Valeant Pharmaceuticals International Inc.	6,908	1,233,035	*
Total Pharmaceuticals		33,501,426
Total Health Care		42,365,271
Industrials — 11.9%
Airlines — 1.4%
easyJet PLC	52,920	1,426,213	(a)
International Consolidated Airlines Group SA	189,603	1,692,064	*(a)

See Notes to Financial Statements.

16	QS Batterymarch International Equity Fund 2015 Annual Report

QS Batterymarch International Equity Fund

Security	Shares	Value
Airlines — continued
Japan Airlines Co., Ltd.	45,200	$1,595,666	(a)
Total Airlines		4,713,943
Construction & Engineering — 1.6%
ACS, Actividades de Construccion y Servicios SA	39,003	1,121,553	(a)
Boskalis Westminster NV	25,834	1,130,923	(a)
Ferrovial SA	57,200	1,365,598	(a)
Obayashi Corp.	215,000	1,836,873	(a)
Total Construction & Engineering		5,454,947
Electrical Equipment — 1.4%
Nordex SE	62,700	1,712,387	*(a)
Osram Licht AG	13,273	685,785	(a)
Prysmian SpA	50,611	1,046,963	(a)
Vestas Wind Systems A/S	25,200	1,313,335	(a)
Total Electrical Equipment		4,758,470
Industrial Conglomerates — 0.9%
Rheinmetall AG	14,664	897,310	(a)
Siemens AG, Registered Shares	14,254	1,273,498	(a)
Wendel SA	8,448	988,977	(a)
Total Industrial Conglomerates		3,159,785
Machinery — 2.9%
Alfa Laval AB	69,320	1,135,220	(a)
FANUC Corp.	9,300	1,433,774	(a)
Georg Fischer AG	1,425	810,101	(a)
JTEKT Corp.	60,000	841,926	(a)
Kawasaki Heavy Industries Ltd.	379,000	1,312,065	(a)
Minebea Co., Ltd.	94,000	1,000,804	(a)
NGK Insulators Ltd.	65,000	1,247,546	(a)
Sumitomo Heavy Industries Ltd.	278,000	1,102,780	(a)
Yangzijiang Shipbuilding Holdings Ltd.	1,058,000	846,051	(a)
Total Machinery		9,730,267
Marine — 1.1%
A.P. Moeller - Maersk A/S, Class B Shares	1,066	1,644,709	(a)
Kawasaki Kisen Kaisha Ltd.	382,000	841,984	(a)
Nippon Yusen Kabushiki Kaisha	449,000	1,041,902	(a)
Total Marine		3,528,595
Professional Services — 0.4%
Adecco SA	18,086	1,326,153	*(a)

See Notes to Financial Statements.

QS Batterymarch International Equity Fund 2015 Annual Report	17

Schedule of investments (cont’d)

September 30, 2015

QS Batterymarch International Equity Fund

Security	Shares	Value
Road & Rail — 1.5%
Central Japan Railway Co.	14,500	$2,345,019	(a)
DSV A/S	40,300	1,508,244	(a)
West Japan Railway Co.	19,900	1,245,793	(a)
Total Road & Rail		5,099,056
Trading Companies & Distributors — 0.3%
Grafton Group PLC	82,864	838,438	(a)
Transportation Infrastructure — 0.4%
Groupe Eurotunnel SE	96,389	1,312,841	(a)
Total Industrials		39,922,495
Information Technology — 6.8%
Communications Equipment — 0.3%
Nokia OYJ	144,407	989,337	(a)
Electronic Equipment, Instruments & Components — 1.6%
Alps Electric Co., Ltd.	66,000	1,872,742	(a)
AU Optronics Corp.	2,601,000	764,864	(a)
Hoya Corp.	43,200	1,419,538	(a)
Murata Manufacturing Co., Ltd.	10,100	1,311,668	(a)
Total Electronic Equipment, Instruments & Components		5,368,812
Internet Software & Services — 0.4%
United Internet AG	27,241	1,378,037	(a)
IT Services — 0.9%
Cap Gemini SA	20,425	1,819,987	(a)
Wipro Ltd.	156,509	1,428,312	(a)
Total IT Services		3,248,299
Office Electronics — 0.4%
Konica Minolta Inc.	123,500	1,303,687	(a)
Semiconductors & Semiconductor Equipment — 1.2%
Dialog Semiconductor PLC	18,464	738,808	*(a)
Novatek Microelectronics Corp.	184,000	577,629	(a)
NXP Semiconductors NV	26,817	2,334,956	*
Siliconware Precision Industries Co., Ltd.	274,558	340,844	(a)
Total Semiconductors & Semiconductor Equipment		3,992,237
Software — 1.6%
Check Point Software Technologies Ltd.	15,421	1,223,348	*
Constellation Software Inc.	4,005	1,678,679
Nintendo Co., Ltd.	10,500	1,773,889	(a)
SAP SE	11,826	765,099	(a)
Total Software		5,441,015

See Notes to Financial Statements.

18	QS Batterymarch International Equity Fund 2015 Annual Report

QS Batterymarch International Equity Fund

Security	Shares	Value
Technology Hardware, Storage & Peripherals — 0.4%
NEC Corp.	429,000	$1,322,335	(a)
Total Information Technology		23,043,759
Materials — 7.8%
Chemicals — 2.8%
Asahi Kasei Corp.	187,000	1,320,091	(a)
BASF SE	10,925	833,626	(a)
EMS-Chemie Holding AG	2,737	1,128,442	(a)
Givaudan SA, Registered Shares	1,169	1,904,806	*(a)
Mitsubishi Chemical Holdings Corp.	243,800	1,278,786	(a)
Nitto Denko Corp.	15,400	924,942	(a)
Sika AG	230	711,598	*(a)
Sumitomo Chemical Co., Ltd.	281,000	1,427,336	(a)
Total Chemicals		9,529,627
Construction Materials — 1.1%
Boral Ltd.	298,123	1,104,835	(a)
CRH PLC	69,976	1,851,113	(a)
CSR Ltd.	377,200	771,162	(a)
Total Construction Materials		3,727,110
Containers & Packaging — 0.9%
Amcor Ltd.	84,768	787,497	(a)
Orora Ltd.	605,266	990,562	(a)
Rexam PLC	154,423	1,224,145	(a)
Total Containers & Packaging		3,002,204
Metals & Mining — 2.3%
BHP Billiton Ltd.	90,281	1,423,886	(a)
BHP Billiton PLC	55,567	848,294	(a)
Boliden AB	63,740	997,869	(a)
Kobe Steel Ltd.	525,000	571,515	(a)
Norsk Hydro ASA	201,000	671,349	(a)
Rio Tinto PLC	76,760	2,575,201	(a)
Sims Metal Management Ltd.	93,938	638,098	(a)
Total Metals & Mining		7,726,212
Paper & Forest Products — 0.7%
Svenska Cellulosa AB SCA, Class B Shares	75,886	2,126,480	(a)
Total Materials		26,111,633
Telecommunication Services — 4.0%
Diversified Telecommunication Services — 2.6%
Bezeq Israeli Telecommunication Corp., Ltd.	593,668	1,135,617	(a)
BT Group PLC	237,787	1,513,112	(a)

See Notes to Financial Statements.

QS Batterymarch International Equity Fund 2015 Annual Report	19

Schedule of investments (cont’d)

September 30, 2015

QS Batterymarch International Equity Fund

Security	Shares	Value
Diversified Telecommunication Services — continued
Elisa OYJ	40,572	$1,373,376	(a)
Koninklijke KPN NV	379,424	1,422,217	(a)
Nippon Telegraph & Telephone Corp.	57,200	2,008,848	(a)
Telenor ASA	72,016	1,347,145	(a)
Total Diversified Telecommunication Services		8,800,315
Wireless Telecommunication Services — 1.4%
Freenet AG	28,030	925,152	(a)
KDDI Corp.	52,800	1,182,421	(a)
NTT DoCoMo Inc.	90,800	1,522,324	(a)
Vodafone Group PLC	367,301	1,161,420	(a)
Total Wireless Telecommunication Services		4,791,317
Total Telecommunication Services		13,591,632
Utilities — 3.0%
Electric Utilities — 1.4%
Iberdrola SA	326,269	2,170,779	(a)
Scottish & Southern Energy PLC	72,103	1,635,193	(a)
Shikoku Electric Power Co. Inc.	63,000	1,030,673	(a)
Total Electric Utilities		4,836,645
Gas Utilities — 0.6%
Snam SpA	359,586	1,850,506	(a)
Multi-Utilities — 1.0%
National Grid PLC	135,210	1,883,037	(a)
Veolia Environnement SA	71,352	1,635,127	(a)
Total Multi-Utilities		3,518,164
Total Utilities		10,205,315
Total Investments — 98.1% (Cost — $319,276,125#)		330,569,029
Other Assets in Excess of Liabilities — 1.9%		6,546,910
Total Net Assets — 100.0%		$337,115,939

*	Non-income producing security.

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

#	Aggregate cost for federal income tax purposes is $321,623,469.

Abbreviations used in this schedule:
ADR	— American Depositary Receipts
CVA	— Certificaaten van aandelen (Share Certificates)

See Notes to Financial Statements.

20	QS Batterymarch International Equity Fund 2015 Annual Report

QS Batterymarch International Equity Fund

Summary of Investments by Country** (unaudited)
Japan	25.3%
United Kingdom	17.5
Switzerland	10.1
France	7.4
Germany	5.8
Netherlands	4.6
Denmark	4.1
Australia	2.8
Hong Kong	2.6
Spain	2.5
Canada	2.3
Sweden	2.2
Italy	2.2
Israel	2.1
United States	1.9
Ireland	1.3
Finland	1.0
Belgium	0.9
Singapore	0.7
Taiwan	0.7
China	0.6
Norway	0.6
India	0.4
South Korea	0.4
100.0%

**	As a percentage of total investments. Please note that the Fund holdings are as of September 30, 2015 and are subject to change.

See Notes to Financial Statements.

QS Batterymarch International Equity Fund 2015 Annual Report	21

Statement of assets and liabilities

September 30, 2015

Assets:
Investments, at value (Cost — $319,276,125)	$330,569,029
Foreign currency, at value (Cost — $889,859)	883,441
Receivable for securities sold	15,746,389
Dividends and interest receivable	1,644,345
Receivable for Fund shares sold	123,848
Prepaid expenses	55,312
Total Assets	349,022,364

Liabilities:
Due to custodian	11,113,778
Payable for Fund shares repurchased	373,217
Investment management fee payable	222,872
Service and/or distribution fees payable	44,301
Trustees’ fees payable	6,095
Accrued expenses	146,162
Total Liabilities	11,906,425
Total Net Assets	$337,115,939

Net Assets:
Par value (Note 7)	$240
Paid-in capital in excess of par value	615,040,799
Undistributed net investment income	6,166,070
Accumulated net realized loss on investments and foreign currency transactions	(295,329,189)
Net unrealized appreciation on investments and foreign currencies	11,238,019
Total Net Assets	$337,115,939

See Notes to Financial Statements.

22	QS Batterymarch International Equity Fund 2015 Annual Report

Net Assets:
Class A	$8,391,479
Class C	$47,998,991
Class FI	$7,803,523
Class R	$475,393
Class I	$20,100,305
Class IS	$252,346,248

Shares Outstanding:
Class A	612,792
Class C	3,527,893
Class FI	550,958
Class R	33,550
Class I	1,417,305
Class IS	17,818,904

Net Asset Value:
Class A (and redemption price)	$13.69
Class C*	$13.61
Class FI (and redemption price)	$14.16
Class R (and redemption price)	$14.17
Class I (and redemption price)	$14.18
Class IS (and redemption price)	$14.16
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$14.53

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

QS Batterymarch International Equity Fund 2015 Annual Report	23

Statement of operations

For the Year Ended September 30, 2015

Investment Income:
Dividends	$12,940,817
Interest	371,861
Less: Foreign taxes withheld	(915,248)
Total Investment Income	12,397,430

Expenses:
Investment management fee (Note 2)	2,990,097
Service and/or distribution fees (Notes 2 and 5)	596,459
Transfer agent fees (Note 5)	154,326
Custody fees	129,683
Registration fees	89,108
Legal fees	48,567
Fund accounting fees	46,166
Audit and tax fees	38,404
Fees recaptured by investment manager (Note 2)	35,958
Trustees’ fees	35,888
Shareholder reports	32,287
Insurance	7,015
Miscellaneous expenses	25,287
Total Expenses	4,229,245
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(26,669)
Net Expenses	4,202,576
Net Investment Income	8,194,854

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1 and 3):
Net Realized Gain (Loss) From:
Investment transactions	16,986,545	†
Foreign currency transactions	(151,365)
Net Realized Gain	16,835,180
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(41,233,199)	‡
Foreign currencies	(2,472)
Change in Net Unrealized Appreciation (Depreciation)	(41,235,671)
Net Loss on Investments and Foreign Currency Transactions	(24,400,491)
Decrease in Net Assets from Operations	$(16,205,637)

†	Net of foreign capital gains tax of $36,902.

‡	Net of change in accrued foreign capital gains tax of $96,560.

See Notes to Financial Statements.

24	QS Batterymarch International Equity Fund 2015 Annual Report

Statements of changes in net assets

For the Year ended September 30, 2015, the Period Ended September 30, 2014 and the Year Ended December 31, 2013	2015	2014†	2013

Operations:
Net investment income	$8,194,854	$7,270,834	$5,242,157
Net realized gain	16,835,180	10,966,065	10,891,306
Change in net unrealized appreciation (depreciation)	(41,235,671)	(18,216,726)	42,266,477
Increase (Decrease) in Net Assets from Operations	(16,205,637)	20,173	58,399,940

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(8,000,036)	(500,011)	(3,400,023)
Decrease in Net Assets from Distributions to Shareholders	(8,000,036)	(500,011)	(3,400,023)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	130,781,068	77,860,325	88,805,142
Reinvestment of distributions	7,743,963	484,331	3,246,554
Cost of shares repurchased	(174,143,726)	(34,653,798)	(60,355,383)
Increase (Decrease) in Net Assets from Fund Share Transactions	(35,618,695)	43,690,858	31,696,313
Increase (Decrease) in Net Assets	(59,824,368)	43,211,020	86,696,230

Net Assets:
Beginning of year	396,940,307	353,729,287	267,033,057
End of year*	$337,115,939	$396,940,307	$353,729,287
*Includes undistributed (overdistributed) net investment income, respectively, of:	$6,166,070	$6,058,145	$(998,063)

†	For the period January 1, 2014 through September 30, 2014.

See Notes to Financial Statements.

QS Batterymarch International Equity Fund 2015 Annual Report	25

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class A Shares[1]	2015	2014[2]	2013[3]	2012[3,4]	2011[3,4]	2010[3,4]

Net asset value, beginning of year	$14.50	$14.49	$12.09	$10.92	$12.80	$11.98

Income (loss) from operations:
Net investment income	0.27	0.27	0.22	0.23	0.25	0.17
Net realized and unrealized gain (loss)	(0.81)	(0.26)	2.30	1.21	(1.86)	0.90
Total income (loss) from operations	(0.54)	0.01	2.52	1.44	(1.61)	1.07

Less distributions from:
Net investment income	(0.27)	—	(0.12)	(0.27)	(0.27)	(0.25)
Total distributions	(0.27)	—	(0.12)	(0.27)	(0.27)	(0.25)

Net asset value, end of year	$13.69	$14.50	$14.49	$12.09	$10.92	$12.80
Total return[5]	(3.72)%	0.07%	20.89%	13.23%	(12.54)%	8.95%

Net assets, end of year (000s)	$8,391	$5,819	$6,078	$5,142	$5,753	$7,583

Ratios to average net assets:
Gross expenses	1.28%[7]	1.38%[6,7]	1.37%[7]	1.42%	1.34%[7]	1.32%
Net expenses[8]	1.28 [7,9]	1.35 [6,7,9]	1.35 [7,9]	1.35 [9]	1.34 [7]	1.28 [9]
Net investment income	1.87	2.45 [6]	1.66	1.98	2.00	1.44

Portfolio turnover rate	54%	44%	55%	67%	58%	92%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 1, 2014 through September 30, 2014.

[3]	For the year ended December 31.

[4]	Represents a share of capital stock outstanding prior to April 30, 2012.

[5]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[8]

As a result of an expense limitation arrangement, effective August 3, 2015, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.30%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent. Prior to August 3, 2015, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.35%.

[9]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

26	QS Batterymarch International Equity Fund 2015 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class C Shares[1]	2015	2014[2]	2013[3]	2012[3,4]	2011[3,4]	2010[3,4]

Net asset value, beginning of year	$14.43	$14.50	$12.12	$10.93	$12.82	$12.00

Income (loss) from operations:
Net investment income	0.15	0.19	0.13	0.15	0.17	0.08
Net realized and unrealized gain (loss)	(0.79)	(0.26)	2.28	1.22	(1.87)	0.90
Total income (loss) from operations	(0.64)	(0.07)	2.41	1.37	(1.70)	0.98

Less distributions from:
Net investment income	(0.18)	—	(0.03)	(0.18)	(0.19)	(0.16)
Total distributions	(0.18)	—	(0.03)	(0.18)	(0.19)	(0.16)

Net asset value, end of year	$13.61	$14.43	$14.50	$12.12	$10.93	$12.82
Total return[5]	(4.50)%	(0.48)%	19.94%	12.52%	(13.22)%	8.13%

Net assets, end of year (000s)	$47,999	$60,174	$68,862	$72,504	$84,442	$136,014

Ratios to average net assets:
Gross expenses	2.11%[6]	2.17%[7]	2.07%	2.08%	2.05%[6]	2.03%
Net expenses[8]	2.09 [6,9]	2.10 [7,9]	2.07	2.08	2.05 [6]	2.03 [9]
Net investment income	1.03	1.73 [7]	0.96	1.28	1.35	0.66

Portfolio turnover rate	54%	44%	55%	67%	58%	92%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 1, 2014 through September 30, 2014.

[3]	For the year ended December 31.

[4]	Represents a share of capital stock outstanding prior to April 30, 2012.

[5]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[7]	Annualized.

[8]

As a result of an expense limitation arrangement, effective August 3, 2015, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 2.05%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent. Prior to August 3, 2015, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 2.10%.

[9]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

QS Batterymarch International Equity Fund 2015 Annual Report	27

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class FI Shares[1]	2015	2014[2]	2013[3]	2012[3,4]	2011[3,4]	2010[3,4]

Net asset value, beginning of year	$15.00	$14.99	$12.50	$11.28	$13.21	$12.36

Income (loss) from operations:
Net investment income	0.28	0.28	0.24	0.24	0.27	0.19
Net realized and unrealized gain (loss)	(0.85)	(0.27)	2.36	1.25	(1.92)	0.91
Total income (loss) from operations	(0.57)	0.01	2.60	1.49	(1.65)	1.10

Less distributions from:
Net investment income	(0.27)	—	(0.11)	(0.27)	(0.28)	(0.25)
Total distributions	(0.27)	—	(0.11)	(0.27)	(0.28)	(0.25)

Net asset value, end of year	$14.16	$15.00	$14.99	$12.50	$11.28	$13.21
Total return[5]	(3.78)%	0.07%	20.86%	13.26%	(12.49)%	8.92%

Net assets, end of year (000s)	$7,804	$9,225	$9,551	$9,420	$9,514	$12,787

Ratios to average net assets:
Gross expenses	1.36%[6]	1.43%[7]	1.41%[6]	1.47%[6]	1.34%	1.27%
Net expenses[8]	1.34 [6,9]	1.35 [7,9]	1.35 [6,9]	1.35 [6,9]	1.31 [9]	1.27
Net investment income	1.82	2.48 [7]	1.75	1.99	2.08	1.54

Portfolio turnover rate	54%	44%	55%	67%	58%	92%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 1, 2014 through September 30, 2014.

[3]	For the year ended December 31.

[4]	Represents a share of capital stock outstanding prior to April 30, 2012.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[7]	Annualized.

[8]

As a result of an expense limitation arrangement, effective August 3, 2015, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class FI shares did not exceed 1.30%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent. Prior to August 3, 2015, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class FI shares did not exceed 1.35%.

[9]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

28	QS Batterymarch International Equity Fund 2015 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class R Shares[1]	2015	2014[2]	2013[3]	2012[3,4]	2011[3,4]	2010[3,4]

Net asset value, beginning of year	$14.96	$14.98	$12.50	$11.28	$13.22	$12.37

Income (loss) from operations:
Net investment income	0.28	0.30	0.20	0.21	0.27	0.14
Net realized and unrealized gain (loss)	(0.88)	(0.32)	2.36	1.26	(1.97)	0.92
Total income (loss) from operations	(0.60)	(0.02)	2.56	1.47	(1.70)	1.06

Less distributions from:
Net investment income	(0.19)	—	(0.08)	(0.25)	(0.24)	(0.21)
Total distributions	(0.19)	—	(0.08)	(0.25)	(0.24)	(0.21)

Net asset value, end of year	$14.17	$14.96	$14.98	$12.50	$11.28	$13.22
Total return[5]	(4.03)%	(0.13)%	20.55%	13.06%	(12.81)%	8.56%

Net assets, end of year (000s)	$475	$285	$547	$311	$267	$1,164

Ratios to average net assets:
Gross expenses	1.62%[6]	1.86%[6,7]	1.82%	1.72%[6]	1.94%[6]	1.74%
Net expenses[8,9]	1.59 [6]	1.60 [6,7]	1.60	1.58 [6]	1.58 [6]	1.60
Net investment income	1.84	2.62 [7]	1.49	1.73	2.02	1.13

Portfolio turnover rate	54%	44%	55%	67%	58%	92%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 1, 2014 through September 30, 2014.

[3]	For the year ended December 31.

[4]	Represents a share of capital stock outstanding prior to April 30, 2012.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[7]	Annualized.

[8]

As a result of an expense limitation arrangement, effective August 3, 2015, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class R shares did not exceed 1.55%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent. Prior to August 3, 2015, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class R shares did not exceed 1.60%.

[9]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

QS Batterymarch International Equity Fund 2015 Annual Report	29

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class I Shares[1]	2015	2014[2]	2013[3]	2012[3,4]	2011[3,4]	2010[3,4]

Net asset value, beginning of year	$15.00	$14.97	$12.48	$11.26	$13.19	$12.33

Income (loss) from operations:
Net investment income	0.34	0.32	0.28	0.30	0.30	0.21
Net realized and unrealized gain (loss)	(0.85)	(0.27)	2.38	1.23	(1.92)	0.95
Total income (loss) from operations	(0.51)	0.05	2.66	1.53	(1.62)	1.16

Less distributions from:
Net investment income	(0.31)	(0.02)	(0.17)	(0.31)	(0.31)	(0.30)
Total distributions	(0.31)	(0.02)	(0.17)	(0.31)	(0.31)	(0.30)

Net asset value, end of year	$14.18	$15.00	$14.97	$12.48	$11.26	$13.19
Total return[5]	(3.47)%	0.32%	21.25%	13.70%	(12.22)%	9.36%

Net assets, end of year (000s)	$20,100	$19,812	$21,575	$20,448	$48,464	$83,879

Ratios to average net assets:
Gross expenses	0.96%	1.03%[6]	0.98%	1.00%	0.98%	0.96%
Net expenses[7]	0.96	1.03 [6]	0.98	1.00	0.98	0.96 [8]
Net investment income	2.22	2.84 [6]	2.07	2.55	2.30	1.74

Portfolio turnover rate	54%	44%	55%	67%	58%	92%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 1, 2014 through September 30, 2014.

[3]	For the year ended December 31.

[4]	Represents a share of capital stock outstanding prior to April 30, 2012.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]

As a result of an expense limitation arrangement, effective August 3, 2015, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.95%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent. Prior to August 3, 2015, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.10%.

[8]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

30	QS Batterymarch International Equity Fund 2015 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class IS Shares[1]	2015	2014[2]	2013[3]	2012[3,4]	2011[3,4]	2010[3,4]

Net asset value, beginning of year	$14.98	$14.94	$12.46	$11.25	$13.18	$12.33

Income (loss) from operations:
Net investment income	0.34	0.33	0.27	0.28	0.32	0.23
Net realized and unrealized gain (loss)	(0.84)	(0.26)	2.39	1.26	(1.93)	0.93
Total income (loss) from operations	(0.50)	0.07	2.66	1.54	(1.61)	1.16

Less distributions from:
Net investment income	(0.32)	(0.03)	(0.18)	(0.33)	(0.32)	(0.31)
Total distributions	(0.32)	(0.03)	(0.18)	(0.33)	(0.32)	(0.31)

Net asset value, end of year	$14.16	$14.98	$14.94	$12.46	$11.25	$13.18
Total return[5]	(3.37)%	0.44%	21.41%	13.68%	(12.14)%	9.37%

Net assets, end of year (000s)	$252,346	$301,625	$247,116	$159,208	$141,815	$158,699

Ratios to average net assets:
Gross expenses	0.86%	0.91%[6,7]	0.89%[7]	0.93%	0.89%	0.88%
Net expenses[8]	0.86 [9]	0.91 [6,7]	0.88 [7,9]	0.93 [9]	0.89	0.88
Net investment income	2.24	2.89 [6]	1.99	2.35	2.47	1.92

Portfolio turnover rate	54%	44%	55%	67%	58%	92%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 1, 2014 through September 30, 2014.

[3]	For the year ended December 31.

[4]	Represents a share of capital stock outstanding prior to April 30, 2012.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[8]

As a result of an expense limitation arrangement, effective August 3, 2015, the ratio of expenses, other than interest, brokerage commissions,dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.85%. In addition, total annual fund operating expenses for Class IS shares did not exceed total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

[9]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

QS Batterymarch International Equity Fund 2015 Annual Report	31

Notes to financial statements

1. Organization and significant accounting policies

QS Batterymarch International Equity Fund (the “Fund”) is a separate diversified investment series of Legg Mason Global Asset Management Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (formerly, Legg Mason North American Fund Valuation Committee) (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When

32	QS Batterymarch International Equity Fund 2015 Annual Report

determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

QS Batterymarch International Equity Fund 2015 Annual Report	33

Notes to financial statements (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common stocks†:
Consumer discretionary	$3,348,245	$43,183,216	—	$46,531,461
Consumer staples	1,807,299	25,827,014	—	27,634,313
Financials	1,702,822	83,182,004	—	84,884,826
Health care	5,656,024	36,709,247	—	42,365,271
Information technology	5,236,983	17,806,776	—	23,043,759
Other common stocks	—	106,109,399	—	106,109,399
Total investments	$17,751,373	$312,817,656	—	$330,569,029

†	See Schedule of Investments for additional detailed categorizations.

For the year ended September 30, 2015, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the period. The Fund’s policy is to recognize transfers between levels as of the end of the reporting period. At September 30, 2015, securities valued at $312,817,656 were classified as Level 2 within the fair value hierarchy because fair value procedures were applied when the change in value of a domestic equity security index suggested that the closing prices on foreign exchanges may no longer have represented the value of those securities at the time of closing of the NYSE.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its subadviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon

34	QS Batterymarch International Equity Fund 2015 Annual Report

prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(e) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(f) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to

QS Batterymarch International Equity Fund 2015 Annual Report	35

Notes to financial statements (cont’d)

shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(h) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(i) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of September 30, 2015, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(j) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss
(a)	$(86,893)	$86,893

(a)

Reclassifications are due to foreign currency transactions treated as ordinary income for tax purposes, book/tax differences in the treatment of passive foreign investment companies and book/tax differences in the treatment of foreign taxes.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and QS Batterymarch Financial Management, Inc. (“QS Batterymarch”) is the Fund’s subadviser. Western Asset Management Company (“Western Asset”) manages the portion of the Fund’s cash and short-term instruments allocated to it. LMPFA, QS Batterymarch and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

36	QS Batterymarch International Equity Fund 2015 Annual Report

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.75% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of the portion of the cash and short-term instruments allocated to Western Asset. For its services, LMPFA pays QS Batterymarch an aggregate fee equal to 66 2/3% of the net management fee it receives from the Fund. For Western Asset’s services to the Fund, LMPFA pays Western Asset 0.02% of the portion of the Fund’s average daily net assets that are allocated to Western Asset by LMPFA.

As a result of expense limitation arrangements between the Fund and LMPFA, effective August 3, 2015, the ratio of expenses, other than interest, brokerage commissions, taxes, dividend expense on short sales, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class C, Class FI, Class R, Class I and Class IS shares did not exceed 1.30%, 2.05%, 1,30%, 1.55%, 0.95% and 0.85%, respectively. In addition, total annual fund operating expenses for Class IS shares did not exceed total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent. Prior to August 3, 2015, as a result of expense limitation arrangements between the Fund and LMPFA, the ratio of expenses, other than interest, brokerage commissions, taxes, dividend expense on short sales, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class C, Class FI, Class R and Class I shares did not exceed 1.35%, 2.10%, 1.35%, 1.60% and 1.10%, respectively. In addition, total annual fund operating expenses for Class IS shares did not exceed total annual fund operating expenses for Class I shares.

During the year ended September 30, 2015, fees waived and/or expenses reimbursed amounted to $26,669.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which LMPFA earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

QS Batterymarch International Equity Fund 2015 Annual Report	37

Notes to financial statements (cont’d)

Pursuant to these arrangements, at September 30, 2015, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class A	Class C	Class FI	Class R	Class IS
Expires September 30, 2016	—	—	$5,806	$1,065	—
Expires September 30, 2017	—	$10,791	5,408	895	—
Expires September 30, 2018	$4	9,525	1,251	110	$15,779
Total fee waivers/expense reimbursements subject to recapture	$4	$20,316	$12,465	$2,070	$15,779

For the year ended September 30, 2015, LMPFA recaptured $5,764, $22,420, $7,630 and $144 for Class A, Class C, Class FI and Class R shares, respectively.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended September 30, 2015, LMIS and its affiliates retained sales charges of $1,357 on sales of the Fund’s Class A shares. In addition, for the year ended September 30, 2015, CDSCs paid to LMIS and its affiliates were:

	Class A	Class C
CDSCs	$1	$280

Under a Deferred Compensation Plan (the “Plan”), Trustees may elect to defer receipt of all or a specified portion of their compensation. A participating Trustee may select one or more funds managed by affiliates of Legg Mason in which his or her deferred trustee’s fees will be deemed to be invested. Deferred amounts remain in the Fund until distributed in accordance with the Plan. In May 2015, the Board of Trustees approved an amendment to the Plan so that effective January 1, 2016, no compensation earned after that date may be deferred under the Plan.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

As of September 30, 2015, Legg Mason and its affiliates owned 75% of the Fund.

38	QS Batterymarch International Equity Fund 2015 Annual Report

3. Investments

During the year ended September 30, 2015, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$207,258,145
Sales	243,605,230

At September 30, 2015, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$40,691,599
Gross unrealized depreciation	(31,746,039)
Net unrealized appreciation	$8,945,560

4. Derivative instruments and hedging activities

During the year ended September 30, 2015, the Fund did not invest in derivative instruments.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class C, Class FI and Class R shares calculated at the annual rate of 0.25%, 1.00%, 0.25% and 0.50% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended September 30, 2015, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$16,452	$5,170
Class C	555,865	114,654
Class FI	22,273	14,056
Class R	1,869	797
Class I	—	18,362
Class IS	—	1,287
Total	$596,459	$154,326

For the year ended September 30, 2015, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$4
Class C	9,525
Class FI	1,251
Class R	110
Class I	—
Class IS	15,779
Total	$26,669

QS Batterymarch International Equity Fund 2015 Annual Report	39

Notes to financial statements (cont’d)

6. Distributions to shareholders by class

	Year Ended September 30, 2015	Period Ended September 30, 2014*	Year Ended December 31, 2013
Net Investment Income:
Class A	$97,336	—	$50,222
Class C	703,015	—	174,171
Class FI	165,629	—	72,285
Class R	3,561	—	3,129
Class I	382,540	$27,407	242,810
Class IS	6,647,955	472,604	2,857,406
Total	$8,000,036	$500,011	$3,400,023

*	For the period January 1, 2014 through September 30, 2014.

7. Shares of beneficial interest

At September 30, 2015, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended September 30, 2015		Period Ended September 30, 2014*		Year Ended December 31, 2013
	Shares	Amount	Shares	Amount	Shares	Amount
Class A
Shares sold	310,773	$4,594,394	14,411	$210,574	55,023	$742,756
Shares issued on reinvestment	6,815	95,404	—	—	3,525	49,114
Shares repurchased	(106,204)	(1,540,975)	(32,571)	(472,522)	(64,222)	(847,985)
Net increase (decrease)	211,384	$3,148,823	(18,160)	$(261,948)	(5,674)	$(56,115)

Class C
Shares sold	102,848	$1,507,266	92,734	$1,349,716	181,413	$2,428,303
Shares issued on reinvestment	49,463	692,981	—	—	13,149	171,209
Shares repurchased	(794,842)	(11,451,865)	(670,848)	(9,798,865)	(1,429,460)	(18,764,337)
Net decrease	(642,531)	$(9,251,618)	(578,114)	$(8,449,149)	(1,234,898)	$(16,164,825)

Class FI
Shares sold	57,147	$855,295	32,892	$492,397	81,174	$1,079,058
Shares issued on reinvestment	10,973	159,280	—	—	4,809	69,143
Shares repurchased	(132,264)	(2,037,109)	(55,016)	(836,458)	(202,385)	(2,709,245)
Net decrease	(64,144)	$(1,022,534)	(22,124)	$(344,061)	(116,402)	$(1,561,044)

Class R
Shares sold	17,760	$274,361	3,270	$49,058	16,699	$221,212
Shares issued on reinvestment	245	3,561	—	—	220	3,129
Shares repurchased	(3,546)	(52,991)	(20,662)	(318,092)	(5,275)	(69,138)
Net increase (decrease)	14,459	$224,931	(17,392)	$(269,034)	11,644	$155,203

40	QS Batterymarch International Equity Fund 2015 Annual Report

	Year Ended September 30, 2015		Period Ended September 30, 2014*		Year Ended December 31, 2013
	Shares	Amount	Shares	Amount	Shares	Amount
Class I
Shares sold	420,573	$6,415,388	244,576	$3,669,310	401,894	$5,506,193
Shares issued on reinvestment	10,005	144,782	752	11,727	6,655	96,553
Shares repurchased	(334,405)	(5,015,042)	(365,405)	(5,574,959)	(605,182)	(8,209,912)
Net increase (decrease)	96,173	$1,545,128	(120,077)	$(1,893,922)	(196,633)	$(2,607,166)

Class IS
Shares sold	7,584,000	$117,134,364	4,737,202	$72,089,270	5,674,226	$78,827,620
Shares issued on reinvestment	460,385	6,647,955	30,353	472,604	196,557	2,857,406
Shares repurchased	(10,366,405)	(154,045,744)	(1,162,856)	(17,652,902)	(2,109,011)	(29,754,766)
Net increase (decrease)	(2,322,020)	$(30,263,425)	3,604,699	$54,908,972	3,761,772	$51,930,260

*	For the period January 1, 2014 through September 30, 2014.

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal year ended September 30, 2015, the period ended September 30, 2014 and the fiscal year ended December 31, 2013, was as follows:

	2015	2014	2013
Distributions paid from:
Ordinary income	$8,000,036	$500,011	$3,400,023

As of September 30, 2015, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$6,954,414
Capital loss carryforward**	(293,646,947)
Other book/tax temporary differences(a)	(123,242)
Unrealized appreciation (depreciation)(b)	8,890,675
Total accumulated earnings (losses) — net	$(277,925,100)

**	During the taxable year ended September 30, 2015, the Fund utilized $16,998,883 of its capital loss carryforward available from prior years. As of September 30, 2015, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
9/30/2017	$(102,886,025)
9/30/2018	(187,642,091)
9/30/2019	(3,118,831)
$(293,646,947)

These amounts will be available to offset any future taxable capital gains and will be utilized based on the order of their expiration dates.

(a)

Other book/tax temporary differences are attributable to the realization for tax purposes of unrealized gains (losses) on certain foreign currency contracts and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

QS Batterymarch International Equity Fund 2015 Annual Report	41

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Global Asset Management Trust and Shareholders of the QS Batterymarch International Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the QS Batterymarch International Equity Fund (one of the funds comprising Legg Mason Global Asset Management Trust, the “Fund”) at September 30, 2015, the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

November 16, 2015

42	QS Batterymarch International Equity Fund 2015 Annual Report

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of QS Batterymarch International Equity Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†
Ruby P. Hearn
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during past five years	Senior Vice President Emerita of The Robert Wood Johnson Foundation (non-profit) since 2001; Member of the Institute of Medicine since 1982; formerly, Trustee of the New York Academy of Medicine (2004 to 2012); Director of the Institute for Healthcare Improvement (2002 to 2012); Senior Vice President of The Robert Wood Johnson Foundation (1996 to 2001); Fellow of The Yale Corporation (1992 to 1998).
Number of funds in fund complex overseen by Trustee	19
Other board memberships held by Trustee during past five years	None

Arnold L. Lehman
Year of birth	1944
Position(s) with Trust	Trustee and Chairman
Term of office[1] and length of time served[2]	Since 1982
Principal occupation(s) during past five years	Retired. Trustee of American Federation of Arts since 1998; formerly, Director of the Brooklyn Museum (1997 to 2015); Director of The Baltimore Museum of Art (1979 to 1997).
Number of funds in fund complex overseen by Trustee	19
Other board memberships held by Trustee during past five years	None

Robin J.W. Masters
Year of birth	1955
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Retired; formerly: Chief Investment Officer of ACE Limited (insurance) (1986 to 2000).
Number of funds in fund complex overseen by Trustee	19
Other board memberships held by Trustee during past five years	Director of Cheyne Capital International Limited (investment advisory firm); formerly, Director/Trustee of Legg Mason Institutional Funds plc, WAFixed Income Funds plc and Western Asset Debt Securities Fund plc. (2007 to 2011)

QS Batterymarch International Equity Fund	43

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† cont’d
Jill E. McGovern
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Senior Consultant, American Institute for Contemporary German Studies (AICGS) since 2007; formerly, Chief Executive Officer of The Marrow Foundation (non-profit) (1993 to 2007); Executive Director of the Baltimore International Festival (1991 to 1993); Senior Assistant to the President of The Johns Hopkins University (1986 to 1990).
Number of funds in fund complex overseen by Trustee	19
Other board memberships held by Trustee during past five years	Director of International Biomedical Research Alliance; Director of Lois Roth Endowment

Arthur S. Mehlman
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Retired. Director, The University of Maryland Foundation since 1992; Director, The League for People with Disabilities since 2003; formerly, Director, Municipal Mortgage & Equity LLC (2004 to 2011); Partner, KPMG LLP (international accounting firm) (1972 to 2002).
Number of funds in fund complex overseen by Trustee	Director/Trustee of all Legg Mason Funds consisting of 18 portfolios; Director/Trustee of the Royce Family of Funds consisting of 26 portfolios.
Other board memberships held by Trustee during past five years	Director of Municipal Mortgage & Equity, LLC. (2004 to 2011)

G. Peter O’Brien
Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Retired. Trustee Emeritus of Colgate University; Board Member, Hill House, Inc. (residential home care); Board Member, Bridges School (pre- school); formerly, Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971 to 1999).
Number of funds in fund complex overseen by Trustee	Director/Trustee of all Legg Mason funds consisting of 18 portfolios; Director/Trustee of the Royce Family of Funds consisting of 26 portfolios.
Other board memberships held by Trustee during past five years	Director of TICC Capital Corp.

44	QS Batterymarch International Equity Fund

Independent Trustees† cont’d
S. Ford Rowan
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Chairman, National Center for Critical Incident Analysis, National Defense University Foundation, since 2004; Consultant to University of Maryland University College, since 2013; formerly, Lecturer in Organizational Sciences, George Washington University (2000 to 2014); Trustee, St. John’s College (2006 to 2012); Consultant, Rowan & Blewitt Inc. (management consulting) (1984 to 2007); Lecturer in Journalism, Northwestern University (1980 to 1993); Director, Santa Fe Institute (1999 to 2008).
Number of funds in fund complex overseen by Trustee	19
Other board memberships held by Trustee during past five years	None

Robert M. Tarola
Year of birth	1950
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during past five years	President of Right Advisory LLC (corporate finance and governance consulting) since 2008; Member, Investor Advisory Group of the Public Company Accounting Oversight Board since 2009; formerly, Senior Vice President and Chief Financial Officer of The Howard University (2009 to 2013) (higher education and health care); Senior Vice President and Chief Financial Officer of W.R. Grace & Co. (specialty chemicals) (1999 to 2008) and MedStar Health, Inc. (healthcare) (1996 to 1999); Partner, Price Waterhouse, LLP (accounting and auditing) (1984 to 1996).
Number of funds in fund complex overseen by Trustee	19
Other board memberships held by Trustee during past five years

Director of American Kidney Fund (renal disease assistance); Director of XBRL International, Inc. (global data standard setting); Director of Vista Outdoor, Inc. (sporting goods); formerly, Director of TeleTech Holdings, Inc. (business process outsourcing).

QS Batterymarch International Equity Fund	45

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Interested Trustee
Jane Trust[3]
Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years

Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2015); Officer and/or Trustee/Director of 156 funds associated with LMPFA or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); formerly, Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); formerly, Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)

Number of funds in fund complex overseen by Trustee	147
Other board memberships held by Trustee during past five years	None

Executive Officers
Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

46	QS Batterymarch International Equity Fund

Executive Officers cont’d
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Vice President and Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Christopher Berarducci Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1974
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2015); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Vice President of Legg Mason & Co. (2011 to 2015); formerly, Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); formerly, AML Consultant, Rabobank Netherlands, (2009); formerly, First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

QS Batterymarch International Equity Fund	47

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Executive Officers cont’d
Vanessa A. Williams Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1979
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2012); Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (2011 to 2013); formerly, Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act. Each of the Independent Trustees serves on the standing committees of the Board of Trustees, which include the Audit Committee (chair: Arthur S. Mehlman), the Nominating Committee (co-chairs: G. Peter O’Brien and Jill E. McGovern), and the Independent Trustees Committee (chair: Arnold L. Lehman).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]

Effective June 1, 2015, Ms. Trust became a Trustee. In addition, Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

48	QS Batterymarch International Equity Fund

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended September 30, 2015:

Record date:	12/9/2014
Payable date:	12/10/2014
Ordinary income:
Qualified dividend income for individuals	100.00%
Foreign source income	86.47	%*
Foreign taxes paid per share	$0.030816

*	Expressed as a percentage of the cash distribution grossed-up for foreign taxes.

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

Please retain this information for your records.

QS Batterymarch International Equity Fund	49

QS Batterymarch

International Equity Fund

Trustees

Ruby P. Hearn

Arnold L. Lehman*

Chairman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Jane Trust*

*	Effective June 1, 2015, Mr. Lehman became Chairman and Ms. Trust became a Trustee, President and Chief Executive Officer.

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

QS Batterymarch Financial Management, Inc.

Custodian

State Street Bank & Trust Company

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

2000 Crown Colony Drive

Quincy, MA 02169

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

QS Batterymarch International Equity Fund

The Fund is a separate investment series of Legg Mason Global Asset Management Trust, a Maryland statutory trust.

QS Batterymarch International Equity Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of QS Batterymarch International Equity Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2015 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

© 2015 Legg Mason Investor Services, LLC Member FINRA, SIPC

LMFX013157 11/15 SR15-2626

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Arthur S. Mehlman the Chairman of the Board’s Audit Committee and Robert M. Tarola, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N- to qualify as “audit committee financial experts,” and have designated Mr. Mehlman and Mr. Tarola CSR as the Audit Committee’s financial experts. Mr. Mehlman and Mr. Tarola are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending September 30, 2014 and September 30, 2015 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $187,820 in September 30, 2014 and $205,455 in September 30, 2015.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in September 30, 2014 and $0 in September 30, 2015.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $75,738 in September 30, 2014 and $25,565 in September 30, 2015. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the to service affiliates during the Reporting Periods that required pre-approval by the Audit Auditors Committee.

d) All Other Fees. The aggregate fees for other fees billed in the Reporting Periods for products and services provided by the Auditor were $2,928 in September 30, 2014 and $1,762 in September 30, 2015, other than the services reported in paragraphs (a) through (c) of this item for the Legg Mason Global Asset Management Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Global Asset Management Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c)

(7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Global Asset Management Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for September 30, 2014 and September 30, 2015; Tax Fees were 100% and 100% for September 30, 2014 and September 30, 2015; and Other Fees were 100% and 100% for September 30, 2014 and September 30, 2015.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Global Asset Management Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Global Asset Management Trust during the reporting period were $248,092 in September 30, 2014 and $348,474 in September 30, 2015.

(h) Yes. Legg Mason Global Asset Management Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Global Asset Management Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Global Asset Management Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	November 24, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	November 24, 2015

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	November 24, 2015